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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 13, 2003
                                                         ----------------

                             ADMIRALTY BANCORP, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

              Delaware                   0-24891              65-0405207
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    (State or other jurisdiction       (Commission          (IRS Employer
          of incorporation)            File Number)       Identification No.)

                 4400 PGA Boulevard
             Palm Beach Gardens, Florida                         33410
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       (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (561) 624-4701
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Item 5.  Other events.
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         Press Release dated January 13, 2003 announcing the receipt of all regulatory approvals for Registrant's anticipated merger.

Item 7.  Exhibits.
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         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.             Description
         -----------             -----------

            99 Press Release dated January 13, 2003 announcing the receipt of all regulatory approvals for Registrant's anticipated merger.
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                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934,
Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ADMIRALTY BANCORP, INC.
                                        -----------------------
                                              (Registrant)


Dated:   January 14, 2003               By: /s/ Kevin Sacket
                                            -----------------------------
                                            KEVIN SACKET
                                            Treasurer
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                                  EXHIBIT INDEX
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                           CURRENT REPORT ON FORM 8-K
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Exhibit No.             Description                                     Page No.
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99                      Press Release dated January 13, 2003              5-6
                        announcing the receipt of all regulatory
                        approvals for Registrant's anticipated merger.